UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(855) 767-2400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2025, Porch Group, Inc. (“Porch” or the “Company”) completed its previously disclosed privately negotiated transactions (collectively, the “Refinancing Transactions”) with certain institutional investors and holders (collectively, the “Investors”) of the Company’s existing 0.75% convertible senior unsecured notes due 2026 (the “2026 Notes”), pursuant to which the Company repurchased a total of $144.3 million in aggregate principal amount of 2026 Notes and issued $134.0 million in aggregate principal amount of a new series of the Company’s 9.00% convertible senior unsecured notes due 2030 (the “2030 Notes”).

The Refinancing Transactions consisted of (i) the Company’s entry into privately negotiated convertible note exchange and subscription agreements, each dated as of May 19, 2025 (the “Exchange Agreements”), with certain of the Investors, pursuant to which such Investors agreed to (x) exchange $96.8 million aggregate principal amount of all of their 2026 Notes in consideration for $83.0 million aggregate principal amount of newly issued 2030 Notes and (y) subscribe for $51.0 million aggregate principal amount of additional 2030 Notes and (ii) privately negotiated repurchases of $47.5 million aggregate principal amount of 2026 Notes from the remaining Investors for cash. The cash proceeds (before expenses) to the Company from the Refinancing Transactions were approximately $3.7 million, which the Company intends to use along with balance sheet cash to repurchase the remaining 2026 Notes.

The Company issued the 2030 Notes under an indenture, dated as of May 27, 2025 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (“U.S. Bank”), in its capacity as trustee (“the Trustee”) thereunder.

Interest and Maturity. The 2030 Notes bear interest at a rate of 9.00% per annum from and including May 27, 2025, payable semi-annually in arrears on each May 15 and November 15 of each year, beginning on November 15, 2025. The 2030 Notes mature on May 15, 2030, unless earlier redeemed or repurchased by the Company or converted in accordance with their terms prior to such date.

Ranking. The 2030 Notes are senior unsecured obligations of the Company with no subsidiary guarantees. No sinking fund is provided for the 2030 Notes.

Conversion. The 2030 Notes will be convertible into cash, shares of common stock, par value $0.0001 per share, of the Company (“common stock”), or a combination of cash and shares of common stock at Porch’s election at an initial conversion rate of 63.6333 shares of common stock per $1,000 principal amount of the 2030 Notes, which is equivalent to an initial conversion price of approximately $15.72 per share of common stock (which equates to approximately 8.5 million shares of common stock as of closing). The initial conversion price of the 2030 Notes represents a premium of approximately 60% to the volume weighted average price (VWAP) of the common stock for the three trading days immediately following May 19, 2025. The conversion rate will be subject to adjustment upon the occurrence of certain specified events, but will not be adjusted for any accrued and unpaid interest, except under the limited circumstances described in the Indenture. In addition, upon the occurrence of a “Make-Whole Fundamental Change” (as defined in Section 1.01 of the Indenture) or if the 2030 Notes are subject to redemption, the Company will, in certain circumstances, increase the conversion rate by a number of additional shares of common stock (not to exceed 101.8132 shares of common stock per $1,000 principal amount of the 2030 Notes) for a holder that elects to convert its 2030 Notes in connection with such Make-Whole Fundamental Change or such redemption.

The 2030 Notes are convertible at the option of the holders (in whole or in part) at any time prior to the close of business on the business day immediately preceding February 15, 2030 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2025 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 120.00% of the conversion price on each applicable trading day (which, as of closing, is approximately $18.86); (2) during the five business day period after any five consecutive trading day period (the “Measurement Period”) in which the “Trading Price” (as defined in Section 1.01 of the Indenture) per $1,000 principal amount of 2030 Notes for each trading day of the measurement period was less than 98.00% of the product of the last reported sale price of common stock and the conversion rate on each such trading day; (3) if the Company calls any or all of the 2030 Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; or (4) upon the occurrence of certain corporate events as specified in the Indenture. On or after February 15, 2030 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their 2030 Notes at any time, regardless of the foregoing circumstances. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, in amounts determined in the manner set forth in the Indenture.

Optional Redemption. Subject to certain limitations set forth in the Indenture, on or after November 20, 2026, the Company may redeem for cash all or any portion of the 2030 Notes at a redemption price equal to 100% of the principal amount of such 2030 Notes, plus accrued and unpaid interest to, but excluding, the applicable redemption date, if the last reported sale price of the common stock has been at least 120.00% of the conversion price (which, as of closing, is $18.86) then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides a notice of redemption. If Porch calls any of the 2030 Notes for redemption, holders of the 2030 Notes will have the right to convert their 2030 Notes at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date, and Porch will have the right, as described above, to settle such conversions in shares of common stock if it so chooses.

Repurchase of Notes upon a Fundamental Change. Upon the occurrence of a “Fundamental Change” (as defined in Section 1.01 of the Indenture), the holders of the 2030 Notes may require the Company to repurchase for cash all or any portion of their 2030 Notes, in principal amounts of $1,000 or an integral multiple thereof, at a repurchase price equal to 100.00% of the principal amount of the 2030 Notes to be repurchased, plus accrued and unpaid interest thereon, if any.

No Registration Rights; Exchange Listing. The 2030 Notes and the shares of the Company’s common stock issuable upon conversion of the 2030 Notes, if any, do not have the benefit of any registration rights. The 2030 Notes will not be listed on any securities exchange.

Covenants; Events of Default. The Indenture contains customary terms and covenants, including that upon certain events of default, including cross-acceleration to certain other indebtedness of the Company and its subsidiaries, either the Trustee or the holders of not less than 25% in aggregate principal amount of the 2030 Notes then outstanding may declare the unpaid principal of the 2030 Notes and accrued and unpaid interest, if any, thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company or any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X), the principal amount of the 2030 Notes together with accrued and unpaid interest, if any, thereon will automatically become and be immediately due and payable. Events of default (which are subject in certain cases to customary grace and cure periods) include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the Indenture, defaults in payment of certain other indebtedness, cross-acceleration and certain events of bankruptcy or insolvency.

The foregoing description of the Exchange Agreements, the Indenture (and the terms of the 2030 Notes issued pursuant thereto) and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of (i) the Exchange Agreements, the form of which was included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 20, 2025 and the terms of which are incorporated by reference herein, and (ii) the Indenture, including the form of global 9.00% Convertible Senior Notes due 2030 attached as Exhibit A thereto (the “Global Note”), copies of which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibits 4.1 and 4.2, respectively, and the terms of which are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of Registrant.

On May 27, 2025, the Company issued $134.0 million in aggregate principal amount of 2030 Notes to certain Investors in the Refinancing Transactions pursuant to the terms of the Exchange Agreements, the Indenture and the Global Note. The information set forth in Item 1.01 of this Current Report is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The 2030 Notes were sold to certain Investors pursuant to the Exchange Agreements in reliance upon Section 4(a)(2) of the Securities Act in transactions by an issuer not involving any public offering. Initially, a maximum of 13,642,969 shares of Company common stock may be issued upon conversion of the 2030 Notes, based on the initial maximum conversion rate of 101.8132 shares of common stock per $1,000 principal amount of Notes, which is subject to customary adjustments.

The offer and sale of the 2030 Notes (and the shares of Company common stock issuable upon conversion of the 2030 Notes) pursuant to the Exchange Agreements and the transactions contemplated thereby have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2025, the Company issued a press release announcing the closing of the Refinancing Transactions, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in, or incorporated into, this Item 7.01 of this Current Report (including Exhibit 99.1 hereto), is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

Item 8.01.	Other Events.

In connection with the Refinancing Transactions, the Company’s board of directors authorized the Company to repurchase up to $29.4 million aggregate principal amount of the 2026 Notes (representing 100% of the remaining 2026 Notes outstanding), from time to time prior to maturity, on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations.

The timing and amount of 2026 Notes repurchased will depend on various factors, including price, corporate and regulatory requirements, market conditions, and other corporate liquidity requirements and priorities. The repurchase plan does not obligate the Company to acquire a specific dollar amount of 2026 Notes and may be modified, suspended or terminated at any time.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Porch’s future financial or operating performance. For example, statements regarding the use of cash proceeds from the Refinancing Transactions (including the repurchase of additional 2026 Notes), and other statements herein of management’s beliefs, intentions or goals are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “target,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties described in the “Risk Factors” section of Porch’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. Unless specifically indicated otherwise, the forward-looking statements in this Current Report do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this Current Report. Porch does not undertake any duty to update these forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the 2030 Notes, shares of Company common stock underlying the 2030 Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

4.1	Indenture, dated as of May 27, 2025, by and between Porch Group, Inc. and U.S. Bank Trust Company, National Association, in its capacity as trustee thereunder.

4.2	Form of 9.00% Convertible Senior Notes due 2030 (included as Exhibit A in Exhibit 4.1).

99.1	Press release issued on May 28, 2025 by Porch Group, Inc., announcing the closing of the Refinancing Transactions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2025	PORCH GROUP, INC.

	By:	/s/ Shawn Tabak
Shawn Tabak
Chief Financial Officer